Exhibit (a)(4)

CRYPTOLOGIC EXCHANGE CORPORATION

NOTICE OF CONDITIONAL RETRACTION

WITH RESPECT TO THE EXCHANGEABLE SHARES OF

CRYPTOLOGIC EXCHANGE CORPORATION

AND

FORM OF ACCEPTANCE

WITH RESPECT TO THE ORDINARY SHARES OF

CRYPTOLOGIC LIMITED

Introduction

The Notice of Conditional Retraction and Form of Acceptance in the forms attached hereto are for use by the holders (“Exchangeable Shareholders”) of exchangeable shares (“Exchangeable Shares”) of CryptoLogic Exchange Corporation (“CEC”) in connection with the offer (the “Offer”) to purchase all of the issued and to be issued ordinary shares (“CryptoLogic Shares”) of CryptoLogic Limited (“CryptoLogic”) by Amaya Gaming Group Inc. (“Amaya”) for US$2.535 per CryptoLogic Share.

Background

Amaya has mailed an offer document dated 17 February 2012 (the “Offer Document”), together with a form of acceptance, to each holder of CryptoLogic Shares setting out the details of the Offer and the procedures for acceptance of the Offer.

The Offer constitutes an “Offer” for the purposes of section 2.8 of the support agreement between CryptoLogic, CryptoLogic Callco ULC (“Callco”) and CEC dated 20 April 2007 and, as required by section 6.3 of the provisions attaching to the Exchangeable Shares of CEC (the “Exchangeable Share Provisions”), CEC is providing Exchangeable Shareholders with the opportunity to provide a notice of retraction to CEC that is conditional upon:

(i)	the Offer becoming wholly unconditional (meaning that all conditions to the Offer have been satisfied or waived and which requires Amaya to take-up and pay for all CryptoLogic Shares tendered to the Offer); and

(ii)	any CryptoLogic Shares resulting from the retraction or purchase of Exchangeable Shares that are the subject of the Notice of Conditional Retraction being tendered to the Offer (collectively, the “Retraction Conditions”).

Exchangeable Shareholders who wish to provide a Notice of Conditional Retraction to CEC in respect of their Exchangeable Shares and tender any underlying CryptoLogic Shares to the Offer are asked to read the instructions that follow.

Exchangeable Shareholders remain free to provide an unconditional notice of retraction in respect of their Exchangeable Shares at any time and tender the resulting CryptoLogic Shares to the Offer. To do so please use the Notice of Retraction that is set out in Schedule “A” to the Exchangeable Share Provisions.

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How to Conditionally Exchange (Retract) Your Exchangeable Shares and Accept the Offer in Respect of the Underlying CryptoLogic Shares

(A)	Exchangeable Shares held in Certificated Form

Exchangeable Shareholders who hold their Exchangeable Shares in certificated form who, subject to the Offer becoming wholly unconditional, wish to participate in the Offer with respect to their underlying CryptoLogic Shares may do so by depositing the following documents with Equity Financial Trust Company by no later than 10.00 a.m. Toronto time (3.00 p.m. London time), on 28 March 2012:

(i)	an executed copy of the Notice of Conditional Retraction in the form attached hereto as Schedule “A”;

(ii)	certificate(s) representing the Exchangeable Shares they wish to exchange (retract) for CryptoLogic Shares in order to tender the underlying CryptoLogic Shares to the Offer;

(iii)	an executed copy of the Form of Acceptance attached hereto as Schedule “B”; and

(iv)	any other relevant documents required by the rules set out in the Notice of Conditional Retraction and Form of Acceptance.

Subject to the Offer becoming wholly unconditional, the Notice of Conditional Retraction in respect of Exchangeable Shares will be deemed to have been provided and the Offer will be deemed to be accepted in respect of the CryptoLogic Shares underlying such Exchangeable Shares only if Equity Financial Trust Company has received these documents no later than 10.00 a.m. Toronto time (3.00 p.m. London time), on 28 March 2012. Delivery of certificated Exchangeable Shares to Equity Financial Trust Company in the manner set forth above will constitute: (1) valid Notice of Conditional Retraction to CEC; and (2) valid tender under the Offer of the underlying CryptoLogic Shares to be issued upon the Offer being declared wholly unconditional.

If your Exchangeable Shares are in certificated form but your share certificate(s) and/or other document(s) of title is/are lost or not readily available, the Notice of Conditional Retraction and Form of Acceptance should nevertheless be completed, signed and returned as stated above so as to arrive by no later than 10.00 a.m. Toronto time (3.00 p.m. London time), on 28 March 2012, together with any share certificate(s) and/or other document(s) of title that you have available, accompanied by a letter stating that the balance will follow or that you have lost one or more of your share certificate(s) and/or other document(s) of title. You should then arrange for the relevant share certificate(s) and/or other document(s) of title to be forwarded as soon as possible thereafter. No acknowledgement of receipt of documents will be given. In the case of loss, you should write as soon as possible to Equity Financial Trust Company, as registrar and transfer agent for the Exchangeable Shares, Attn: Investor Services, 200 University Avenue, Suite 400, Toronto, Ontario, Canada M5H 4H1 for a letter of indemnity for lost share certificate(s) and/or other document(s) of title which, when completed in accordance with the instructions given, should be returned to Equity Financial Trust Company.

Alternatively, Exchangeable Shareholders remain free to provide an unconditional notice of retraction in respect of their Exchangeable Shares at any time and tender the resulting CryptoLogic Shares to the Offer. Any such exercise must be sufficiently in advance to assure

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the Exchangeable Shareholders that they will have CryptoLogic Share certificate(s) available for tender by no later than 10.00 a.m. Toronto time (3.00 p.m. London time), on 28 March 2012.

(B)	Exchangeable Shares held Through a Participant in CDS

Exchangeable Shareholders who have an account maintained by a participant in CDS Clearing and Depository Services Inc. (“CDS”) may provide a notice of conditional retraction in respect of their Exchangeable Shares and participate in the Offer with respect to the CryptoLogic Shares underlying such Exchangeable Shares by following the procedures for a Book-Entry Transfer established by CDS, provided that a Book-Entry Confirmation of an Exchangeable Shareholder’s Exchangeable Shares into Equity Financial Trust Company’s account at CDS, through CDSX, is received by no later than 10.00 a.m. Toronto time (3.00 p.m. London time), on 28 March 2012. For these purposes, Equity Financial Trust Company has established an account at CDS allowing Exchangeable Shareholders to provide a Notice of Conditional Retraction to CEC in respect of their Exchangeable Shares and, subsequently, tendering the CryptoLogic Shares underlying such Exchangeable Shares to the Offer. Any financial institution that is a participant in CDS may cause CDS to make a Book-Entry Transfer of an Exchangeable Shareholder’s Exchangeable Shares into Equity Financial Trust Company’s account in accordance with the CDS procedures for such transfer. Subject to the Offer becoming wholly unconditional, delivery of Exchangeable Shares to Equity Financial Trust Company by means of a Book-Entry Transfer will constitute the: (1) provision of a valid notice of conditional exchange (retraction) to CEC in respect of Exchangeable Shares; and (2) valid tender under the Offer of the CryptoLogic Shares underlying such Exchangeable Shares.

Exchangeable Shareholders who hold their Exchangeable Shares through a participant of CDS should contact their broker, investment dealer, bank, trust company or other nominee with respect to the provision of a Notice of Conditional Retraction to CEC in respect of their Exchangeable Shares and the subsequent tender of the CryptoLogic Shares underlying such Exchangeable Shares to the Offer. CDS will be issuing instructions to its participants as to the method of depositing such shares for providing a Notice of Conditional Retraction to CEC in respect of Exchangeable Shares and tendering the CryptoLogic Shares underlying such Exchangeable Shares to the Offer.

Exchangeable Shareholders who, through their respective CDS participants, utilise CDS to provide a Notice of Conditional Retraction to CEC in respect of their Exchangeable Shares and, subsequently in respect of the CryptoLogic Shares underlying such Exchangeable Shares, accept the Offer through a Book-Entry Transfer of their holdings into Equity Financial Trust Company’s account with CDS shall be deemed to have completed and submitted both the Notice of Conditional Retraction and Form of Acceptance (and to have given the warranties set out in paragraph 1(b)(iii) of Section C of Part 3 of the Offer Document with respect to their underlying CryptoLogic Shares as at the time of the tender) and to be bound by the terms thereof and therefore such book-entry instructions received by Equity Financial Trust Company are considered a valid tender in accordance with the terms of the Offer.

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Currency

Although the Offer provides CryptoLogic Shareholders with the opportunity to elect to be paid for such shares in United States dollars, Canadian dollars or pounds sterling, Amaya understands that CDS’s Book-Entry Transfer system will only accommodate payment in United States dollars and Canadian dollars and will require that persons tendering CryptoLogic Shares under the Offer through such Book-Entry Transfer do so on the basis that they elect to receive payment in United States dollars or Canadian dollars. Therefore, Exchangeable Shareholders who hold their Exchangeable Shares through a participant in CDS who wish to receive payment for the CryptoLogic Shares underlying such Exchangeable Shares in pounds sterling under the Offer should immediately contact such participant in order to withdraw such shares from CDS, obtain from Equity Financial Trust Company (as registrar and transfer agent of the Exchangeable Shares), a certificate representing such shares, and then follow the procedures applicable to Exchangeable Shares held in certificated form set out in (A) above.

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Schedule “A”

NOTICE OF CONDITIONAL RETRACTION

To:	CryptoLogic Exchange Corporation (“CEC”)

and CryptoLogic Callco ULC (“Callco”)

This Notice of Conditional Retraction is given:

(i)	in connection with the offer (the “Offer”) to purchase all of the issued and to be issued ordinary shares (“CryptoLogic Shares”) of CryptoLogic Limited (“CryptoLogic”) by Amaya Gaming Group Inc. (“Amaya”) for US$2.535 per CryptoLogic Share; and

(ii)	pursuant to Article 6 of the provisions (the “Exchangeable Share Provisions”) attaching to the exchangeable shares (“Exchangeable Shares”) of CEC represented by this Exchangeable Share certificate.

All capitalized words and expressions used but not defined in this Notice of Conditional Retraction that are defined in the Exchangeable Share Provisions have the meanings ascribed to such words and expressions in the Exchangeable Share Provisions.

The undersigned hereby notifies CEC that, where the Offer becomes wholly unconditional and subject to the Retraction Call Right referred to below, the undersigned desires to have CEC redeem the following Exchangeable Shares (the “Retracted Shares”) in accordance with Article 6 of the Exchangeable Share Provisions, as altered for the purposes of the Retraction Conditions (select one):

☐	all share(s) represented by this certificate; or

☐	share(s) only.

The undersigned hereby notifies CEC that the Retraction Date shall be:

the date on which the Offer becomes wholly unconditional.

NOTE:

Under this Notice of Conditional Retraction the Retraction Date must be the date on which the Offer becomes wholly unconditional. Any Exchangeable Shareholder wishing to specify a Retraction Date other than the date on which the Offer becomes wholly unconditional should use the Notice of Retraction that is set out in Schedule “A” to the Exchangeable Share Provisions.

The undersigned acknowledges the overriding Retraction Call Right of Callco to purchase all but not less than all the Retracted Shares from the undersigned and that this Notice of Conditional Retraction is and shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Callco in accordance with the Retraction Call Right on the Retraction Date for the Purchase Price and on the other terms and conditions set out in section 6.3 of the Exchangeable Share Provisions. This Notice of Conditional Retraction, and this offer to sell the Retracted Shares to Callco, may be revoked and withdrawn by the undersigned only by notice in writing given to CEC at any time before the close of business on the Business Day immediately preceding the Retraction Date.

The undersigned acknowledges that if, as a result of solvency provisions of applicable law, CEC is unable to redeem all Retracted Shares and provided Callco shall not have exercised the Retraction Call Right with respect to the Retracted Shares and the undersigned has not revoked this Notice of Conditional Retraction, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require CryptoLogic to purchase the unredeemed Retracted Shares.

The undersigned acknowledges that in the event that the Offer does not become wholly unconditional, all Retracted Shares that are the subject of this Notice of Conditional Retraction, without any further action on behalf of the undersigned, will be returned to the undersigned and this Notice of Conditional Retraction will be deemed null and void.

The undersigned acknowledges that: (i) any CryptoLogic Shares that result from the retraction or purchase of the Retracted Shares shall be deposited to the Offer by completing the accompanying Form of Acceptance prior to the Retraction Date; and (ii) where a Form of Acceptance is not completed in respect of any CryptoLogic Shares that result from the retraction or purchase of the Retracted Shares, this Notice of Conditional Retraction will be deemed null and void and all Retracted Shares that are the subject of this Notice of Conditional Retraction, without any further action on behalf of the undersigned, will be returned to the undersigned.

The undersigned hereby represents and warrants to Callco and CEC that the undersigned (select one):

☐	is

☐	is not

a non-resident of Canada for purposes of the Income Tax Act (Canada). The undersigned acknowledges that in the absence of an indication that the undersigned is not a non-resident of Canada, withholding on account of Canadian tax may be made in respect of amounts payable to the undersigned on the redemption or purchase of the Retracted Shares.

The undersigned hereby represents and warrants to Callco and CEC that the undersigned has good title to, and owns, the Exchangeable Share(s) represented by this certificate to be acquired by Callco or CEC, as the case may be, free and clear of all liens, claims and encumbrances.

(Date)	(Signature of Shareholder)	(Guarantee of Signature)

☐	Please check this box if any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder from the Transfer Agent, failing which any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

Please note that any securities resulting from the retraction or purchase of the Retracted Shares will be tendered to the Offer in accordance with the Form of Acceptance that follows.

NOTE: This panel must be completed and this certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the Exchangeable Shareholder as it appears on the register of CEC and the securities and any cheque(s) resulting from such retraction or purchase will be delivered to such Exchangeable Shareholder as indicated above, unless the form appearing immediately below is duly completed.

Name of Person in Whose Name Securities or Cheque(s) are to be Registered, Issued or Delivered (please print):

Street Address or P.O. Box:

City:

Province and Postal Code:

Signature of Shareholder:

Signature Guaranteed by:

NOTE: If this Notice of Conditional Retraction is for less than all of the shares represented by this certificate, a certificate representing the remaining Exchangeable Shares represented by this certificate will be issued and registered in the name of the shareholder as it appears on the register of CEC, unless the Share Transfer Power on the share certificate is duly completed in respect of such Exchangeable Share(s).

Schedule “B”

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about the Offer or what action you should take, you are recommended to immediately seek your own personal financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser duly authorised under the Financial Services and Markets Act 2000 (as amended) if you are resident in the United Kingdom or, if not, another appropriately authorised independent professional adviser.

If you have sold or otherwise transferred all your Exchangeable Shares, please immediately send this Form and the accompanying Offer Document (as defined below) and Notice of Conditional Retraction to the purchaser or transferee or to the bank, stockbroker, or other agent through whom the sale or transfer was effected for delivery to the purchaser or transferee. However, the foregoing documents must not be forwarded or transmitted in or into any Restricted Jurisdiction or in or into any jurisdiction where to do so would constitute a violation of the relevant laws in that jurisdiction. If you have sold or transferred only part of your holding of Exchangeable Shares, please consult the bank, stockbroker or other agent through whom the sale or transfer was effected to ensure that the transferee receives copies of this Offer Document and the accompanying documents.

Neither the Offer Document (as defined below), nor this Form of Acceptance (“Form”), nor the Notice of Conditional Retraction has been approved, disapproved or otherwise recommended by any US federal or state securities commission, including the United States Securities and Exchange Commission or any securities regulatory authority in Canada or the United States or any other jurisdiction nor has any securities regulatory authority expressed an opinion about, or passed upon the fairness or merits of, the offer, nor have any such authorities confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offence in the United States.

IF YOUR EXCHANGEABLE SHARES ARE HELD BY A PARTICIPANT IN CDS, YOU SHOULD NOT COMPLETE THIS FORM. THE PROCEDURES FOR ACCEPTANCE OF THE OFFER IF YOUR EXCHANGEABLE SHARES ARE HELD BY A PARTICIPANT IN CDS ARE SET OUT IN THE COVER LETTER TO WHICH THIS FORM IS APPENDED.

This document should be read in conjunction with the accompanying offer document dated 17 February 2012 from Amaya (the “Offer Document”). Unless the context otherwise requires, the definitions contained in the Offer Document also apply to this Form.

Canaccord Genuity is acting for Amaya and no-one else in connection with the Offer and will not be responsible to anyone other than Amaya for providing the protections afforded to customers of Canaccord nor for giving advice in relation to the Offer.

Unless otherwise determined by Amaya or required by the Code, the Offer is not being and will not be made available, directly or indirectly, in or into or by the use of the mails of or by any means or instrumentality (including, without limitation, telephonically or electronically) of interstate or foreign commerce of, or of any facilities of a national securities exchange of, any Restricted Jurisdiction, and the Offer will not be capable of acceptance by any such use, means, instrumentality or facility or otherwise from or within any Restricted Jurisdiction. Accordingly, unless otherwise determined by Amaya, neither this Form nor the accompanying Offer Document is being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction and persons receiving the Offer Document and this Form (including custodians, nominees and trustees) must not distribute or send these documents in, into or from any Restricted Jurisdiction. Any person (including custodians, nominees and trustees) not resident in the United Kingdom, Guernsey, Canada or the United States should read paragraph 20 of the letter from Amaya in Part 2 of the Offer Document, paragraph 5 of Section B and paragraph 1(b)(iii) of Section C in Part 3 of the Offer Document before taking any action. Further information for Overseas Shareholders is contained in the Offer Document.

FORM OF ACCEPTANCE, ELECTION AND AUTHORITY

Recommended Cash Offer

by

Amaya Gaming Group Inc.

for

CryptoLogic Limited

ACTION TO BE TAKEN

•

To accept the Offer in respect of CryptoLogic Shares resulting from the exchange of your Exchangeable Shares, complete this Form on page B-3 by following the instructions and notes for guidance set out on pages B-2, B-4 and B-5.

•

Return this Form, duly completed and signed and accompanied by your Notice of Conditional Retraction, share certificate(s) and/or other document(s) of title for your Exchangeable Shares, by post or by hand (during normal business hours only) to Equity Financial Trust Company (acting as Receiving Agent), Attn: Corporate Actions, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1, as soon as possible, and in any event, so as to be received no later than 3.00 p.m. London time (10.00 a.m. Toronto time) on 28 March 2012.

•

If you hold Exchangeable Shares through a participant in CDS in addition to holding Exchangeable Shares in certificated form, complete this Form for your holding of Exchangeable Shares in certificated form, that is, outside CDS. The procedures for Exchangeable Shares held through a participant in CDS, are set out in the cover letter to which this Form is appended.

•

If your share certificate(s) and/or other document(s) of title in respect of your Exchangeable Shares are with your bank, stockbroker or other agent, complete and sign this Form and arrange for it to be lodged with Equity Financial Trust Company with the relevant document(s), unless your certificate(s) and/or other document(s) of title are not readily available, in which case please refer to note 5 on page B-4 of this Form.

•

If you hold Exchangeable Shares in certificated form, but under different registrations, you should complete a separate Form and Notice of Conditional Retraction in respect of each registration. You can obtain further Forms or Notices of Conditional Retraction by contacting Boudicca Proxy Consultants (acting as Information Agent) between the hours of 9.00 a.m. and 1.00 am. London time (4.00 a.m. and 8.00 p.m. Toronto time), Monday to Friday: (1) from Canada or the United States toll-free at 1-800-965-5871; and (2) from elsewhere in the world at +44 203 051 4260 (charged at national rates). Alternatively, you may email your request to info@boudiccaproxy.com.

•	If you hold Exchangeable Shares jointly with others, you must arrange for all your co-holders to sign this Form.

•

A Form contained in an envelope postmarked in any Restricted Jurisdiction, or otherwise appearing to Amaya or its agents to have been sent from a Restricted Jurisdiction, may not constitute a valid acceptance of the Offer.

•

Without prejudice to Sections B and C of Part 3 of the Offer Document, Amaya reserves the right to treat as valid, in whole or in part, any acceptance of the Offer which is not entirely in order or which is not accompanied by the relevant share certificate(s) and/or other document(s) of title.

By reason of the use by the undersigned of an English language Form, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Form, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’un formulaire en langue anglaise par le soussigné, le soussigné est présumé avoir requis que tout contrat attesté par l’offre acceptée par ce formulaire de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

If you are in any doubt as to how to fill in this Form, please telephone Boudicca Proxy Consultants between the hours of 9.00 a.m. and 1.00 am. London time (4.00 a.m. and 8.00 p.m. Toronto time), Monday to Friday: (1) from Canada or the United States toll-free at 1-800-965-5871; and (2) from elsewhere in the world at +44 203 051 4260 (charged at national rates). Alternatively, you may email your enquiries to info@boudiccaproxy.com. DO NOT DETACH ANY PART OF THIS FORM.

HOW TO COMPLETE THIS FORM OF ACCEPTANCE

PLEASE MAKE SURE YOUR ACCEPTANCE IS RECEIVED BY 3.00 P.M. LONDON TIME (10.00 A.M. TORONTO TIME) ON 28 MARCH 2012

The provisions of Sections B and C of Part 3 of the Offer Document are incorporated into and form part of this Form

* For the purposes of this Form references to CryptoLogic Shares refer to CryptoLogic Shares that result from the exchange of Exchangeable Shares pursuant to a Notice of Conditional Retraction.

1	To accept the Offer, insert in Box 1 the total number of CryptoLogic Shares in certificated form (that is, not in CDS) in respect of which you wish to accept the Offer.

You must also sign Box 3, which will constitute your acceptance of the Offer, and complete, if appropriate, Boxes 2, 4 and/or 5. If no number, or a number greater than your entire holding of CryptoLogic Shares is inserted in Box 1 and you have signed Box 3, you will be deemed to have inserted in Box 1, and to have accepted the Offer in respect of, your entire registered holding of CryptoLogic Shares as it appears on the register of members.

Notwithstanding the foregoing, please note that a Notice of Conditional Retraction will be deemed null and void if the Form is not provided in respect of all CryptoLogic Shares underlying the Exchangeable Shares subject to the Notice of Conditional Retraction.

2

You may elect to receive any cash consideration payable to you under the terms of the Offer in Canadian dollars or UK sterling as an alternative to receiving such cash consideration in US dollars by indicating such an election in Box 2. Any election to receive UK sterling or Canadian dollars must be made in respect of all, and not less than all, of the cash consideration due to you under the terms of the Offer (provided that if you are acting as a nominee for different beneficial holdings you may elect for the UK Sterling or Canadian dollars alternative in respect of a number of CryptoLogic Shares which is less than your entire registered holding of CryptoLogic Shares) and, once made, shall (subject to the withdrawal rights set out in Part 3 of the Offer Document) be irrevocable and shall not be capable of being modified, revised or revoked in any manner whatsoever.

If: (i) this Form is returned without an indication as to whether you elect to receive Canadian dollars or UK sterling; or (ii) you have not elected to receive the cash consideration that would have been payable to you under the terms of the Offer in Canadian dollars or UK sterling, you shall receive the cash consideration due to you under the terms of the Offer in US dollars. If you hold your CryptoLogic Shares as a nominee for two or more beneficial accounts and you wish to elect for the UK sterling or Canadian dollars alternative in respect of less than the number of CryptoLogic Shares set out in Box 1, insert in Box 2C the lesser number of your CryptoLogic Shares and indicate if you would like to elect for the UK sterling or Canadian dollars alternative.

The consideration payable to you under the terms of the Offer in respect of this number of CryptoLogic Shares will be paid to you in UK sterling or Canadian dollars at the Bloomberg Rate at 5.00 p.m. (London time) on the latest reasonably practicable date for fixing such rate prior to the relevant payment date (as specified in the Offer Document). The consideration payable to you under the terms of the Offer for the balance of the CryptoLogic Shares in respect of which you have, or are deemed to have, accepted the Offer will be paid in US dollars.

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You MUST sign Box 3 regardless of which other Boxes you complete. In the case of joint holders, ALL joint holders must sign.

All registered holders who are individuals MUST SIGN BOX 3 IN THE PRESENCE OF A WITNESS who must also sign Box 3 where indicated. The witness must be over 18 years of age and should not be another joint holder signing the Form.

The witness should state his or her name and address and sign where indicated. The same person may witness each signature of joint holders.

A company incorporated in the United Kingdom may affix its common seal, which should be affixed and witnessed in accordance with its articles of association or other regulations.

Alternatively, a company to which section 44 of the Companies Act 2006 (as amended) applies may execute this Form by two directors or one director and the company secretary, or by one director in the presence of a witness, signing the Form and inserting the name of the company above or alongside the signature(s). A company incorporated outside the United Kingdom should execute this Form in accordance with any manner permitted by the laws of the territory in which the company is incorporated for the execution of documents by such company. Each officer signing this Form should state the office which he/she holds underneath his/her signature.

If the Form is not signed by the registered holder(s), insert the name(s) and capacity (e.g. attorney or executor(s)) of the person(s) signing the Form. Such person should also deliver evidence of his/her authority in accordance with the notes on pages B-4 and B-5.

Where this Form is executed by a person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association or is executed by any other person acting in a representative or fiduciary capacity, this Form must be accompanied by satisfactory evidence of such person’s proof of appointment to act. Either Amaya or the Receiving Agent may require additional evidence of appointment or authority or additional documentation. Your attention is also drawn to Box 5. Unless you complete Box 5, the address of the sole or first-named registered holder inserted in Box 1 on page B-3 is the address to which the consideration due to you under the Offer will be sent. If the address in Box 1 is an address in a Restricted Jurisdiction, you must insert in Box 5 an alternative address outside a Restricted Jurisdiction.

Please provide a telephone number where you can be reached during normal business hours in the event of any query.

4	If you are unable to give the warranties set out in paragraph 1(b)(iii) of Section C of Part 3 of the Offer Document, you must put “NO” in Box 4.	If you do not put “NO” in Box 4, you will be deemed to have given such warranties.
5	If you wish the consideration due to you under the Offer and/or returned documents to be sent to someone other than the first-named registered holder at his address set out in section 1 on page B-3

(e.g. your bank manager or stockbroker), you should complete Box 5 with the address details of such person, which must not be in a Restricted Jurisdiction. Note that cheques will only be drawn in the name of registered holders.

Box 5 must be completed by holders whose addresses shown in Box 1 are addresses in a Restricted Jurisdiction. You must not insert in Box 5 an address in a Restricted Jurisdiction.

The provisions of Sections B and C of Part 3 of the Offer Document are incorporated into and form part of this Form

1	TO ACCEPT THE OFFER	Certificate Number(s)
	Complete Box 1 and, if appropriate, Box 2, Box 4 and/or Box 5 and sign Box 3 in the presence of a witness. Name and address in which CryptoLogic Shares are Registered:		Total number of CryptoLogic Shares in certificated form (that is not held through a participant in CDS) in respect of which you wish to accept the Offer

2	TO ELECT THE UK STERLING OR CANADIAN DOLLARS ALTERNATIVE		I want to be paid in UK sterling	I want to be paid in C$

Only complete Box 2A by inserting “YES” in Box 2A if you wish to elect to receive the UK sterling alternative.

Only complete Box 2B by inserting “YES” in Box 2B if you wish to elect to receive the Canadian dollars alternative.

Only complete Box 2C if, being entitled to do so, you wish to elect for the UK sterling or Canadian dollars alternative in respect of less than the number of CryptoLogic Shares set out in Box 1 above by inserting in Box 2C the lesser number of CryptoLogic Shares and indicate if you wish to elect to receive the UK sterling or Canadian dollars alternative.

A CryptoLogic Shareholder who does not indicate that they wish to receive payment in UK sterling or Canadian dollars by writing “YES” in Box 2A or Box 2B will receive payment of their consideration in US dollars. CryptoLogic Shareholders electing to receive payment in the UK sterling or Canadian dollars alternative acknowledge that such payment will be based on the Bloomberg Rate at 5.00 p.m. (London time) on the latest reasonably practicable date for fixing such rate prior to the relevant payment date (as specified in the Offer Document).

Cheques drawn in the UK will be made payable to the shareholder by reference to the information entered in Box 1 and by reference to the register of members only.

Box 2A

☐

Complete if you want

to be paid in C$ or UK

sterling for less than

the number of shares

indicated in Box 1 and

indicate if you wish to

elect to receive the UK

sterling or Canadian

dollars alternative

Box 2C

☐

Box 2B ☐
Issue cheque in name of:

Name:

Address:

Tax Identification #:

Social Insurance or Social Security #

3	IN ALL CASES SIGN HERE TO ACCEPT THE OFFER

EXECUTION BY AN INDIVIDUAL

Executed and delivered as a deed by: Witnessed by: see section 3 on page B-2 of this Form for details as to who may act as a witness

	1. Name	1. Name	Address

Signature

Phone number (during business hours)

	2. Name	2. Name	Address

Signature

Phone number (during business hours)

	3. Name	3. Name	Address

Signature

Phone number (during business hours)

	4. Name	4. Name	Address

Signature

Phone number (during business hours)

IMPORTANT: EACH REGISTERED HOLDER WHO IS AN INDIVIDUAL MUST SIGN IN THE PRESENCE OF A WITNESS WHO MUST ALSO SIGN AND PRINT HIS OR HER NAME WHERE INDICATED. IN THE CASE OF JOINT HOLDERS, ALL MUST SIGN.

EXECUTION BY A COMPANY

** The common seal of the company named below was affixed/Executed as a deed on behalf of the company named below in the presence of/acting by:

	Name of Company	Signature	Name of Director
and/or

	** delete as appropriate	Signature	Name of Director/Secretary

		Witness	Name of Witness

Address of Witness

4	OVERSEAS PERSONS		Box 4

Put “NO” in Box 4 if you are unable to give the warranties relating to Overseas Shareholders in paragraph 1(b)(iii) of Section C of Part 3 of the Offer Document. If you do not put “NO” in Box 4 you will be deemed to have given such warranties.

☐

5	ALTERNATIVE ADDRESS		Box 5

Address (outside a Restricted Jurisdiction) to which consideration or returned documents (including new CryptoLogic share certificates issued in accordance with note 11 on page B-4 and B-5 of this Form) should be sent, if not as set out in section 1 above on this page B-3.

(To be completed in BLOCK CAPITALS)

Name:

Address:

Postcode:
Phone number:

FURTHER NOTES REGARDING THE COMPLETION AND LODGING OF THIS FORM OF ACCEPTANCE

In order to be effective, this Form must, except as mentioned below, be signed by the registered holder or, in the case of a joint holding, by ALL the joint holders and each individual signature must be independently witnessed. A company must execute this Form under its common seal, the seal being affixed and witnessed in accordance with its articles of association or other regulations. Alternatively, a company to which Section 44 of the Companies Act 2006 applies may execute this Form by a director and the company secretary or by two directors of the company, or by a director of the company in the presence of a witness, signing the Form and inserting the name of the company above or alongside their signature(s). A company incorporated outside the United Kingdom should execute this Form in accordance with any manner permitted by the laws of the territory in which the company is incorporated for the execution of documents by such company. Each officer signing the Form should state the office which he/she holds underneath his/her signature. Where this Form is executed by a person acting as an executor, administrator, trustee or guardian or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Form must be accompanied by satisfactory evidence of the authority to act. Amaya or Equity Financial Trust Company, in their discretion, may require additional evidence of authority or additional documentation

1.	If a holder is away from home (e.g. abroad or on holiday) or where a power of attorney has been granted

Send this Form by the quickest means (e.g. air mail) but not in, from or into a Restricted Jurisdiction, to the holder for execution or, if he has executed a power of attorney, have this Form signed by the attorney in the presence of a witness. In the latter case, the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971 or other applicable law by, for example, a solicitor) must be lodged with this Form for noting. No other signatures are acceptable.

2.	If you have sold or transferred all of your Exchangeable Shares

You should at once pass this Form, together with the Offer Document and Notice of Conditional Retraction, to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. If you wish to sell part of your holding of Exchangeable Shares and also wish to provide a Notice of Conditional Retraction to CEC and, subsequently, accept the Offer in respect of the balance but are unable to obtain the balance certificate by 3.00 p.m. London time (10:00 a.m. Toronto time) on 28 March 2012, you should ensure that the stockbroker or other agent through whom you make the sale obtains the appropriate endorsement or indication, signed on behalf of Equity Financial Trust Company at 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1, as CryptoLogic and CEC’s registrar, in respect of the balance of your holding of Exchangeable Shares. In such a case, you should also complete this Form and no later than 3.00 p.m. London time (10:00 a.m. Toronto time) on 28 March 2012 lodge the completed Form with Equity Financial Trust Company at the address set out in note 9 below.

3.	If the sole holder has died

FOR UNITED KINGDOM SHAREHOLDERS ONLY: If a grant of probate or letters of administration has/have been registered with Equity Financial Trust Company, as CryptoLogic and CEC’s registrar, this Form must be signed by the personal representative(s) of the deceased, each in the presence of a witness who must also sign this Form, and the signed Form must be lodged, together with the share certificate and/or other documents(s) of title, with Equity Financial Trust Company. If a grant of probate or letters of administration has/have not been registered with CryptoLogic and CEC’s registrar, the personal representative(s) or the prospective personal representative(s) or executor(s) should sign this Form, each in the presence of a witness who must also sign this Form, and the signed Form must be forwarded together with the share certificate(s) or other document(s) of title to Equity Financial Trust Company at the address set out in note 9 below. However, the grant of probate or letters of administration must be lodged with Equity Financial Trust Company before the consideration due under the Offer can be forwarded to the personal representative(s) or executors.

FOR SHAREHOLDERS OUTSIDE OF THE UNITED KINGDOM: This Form must be signed in accordance with the customary estate requirements in your jurisdiction.

4.	If one of the joint holders has died

FOR UNITED KINGDOM SHAREHOLDERS ONLY: This Form must be signed by all the surviving holders, each in the presence of a witness who must also sign this Form, and the signed Form must be lodged with Equity Financial Trust Company at the address set out in note 9 below with the share certificate(s) and/or other document(s) and accompanied by the death certificate, grant of probate or letters of administration in respect of the deceased holder.

FOR SHAREHOLDERS OUTSIDE OF THE UNITED KINGDOM: This Form must be signed in accordance with the customary estate requirements in your jurisdiction.

5.	If your share certificate(s) are held by your bank or other agent

Complete this Form and a Notice of Conditional Retraction and, if the share certificate(s) is/are readily obtainable, deliver this completed Form to your bank, stockbroker or other agent for lodging with Equity Financial Trust Company at the address set out in note 9 below accompanied by the share certificate(s). If the share certificate(s) is/are not readily obtainable, send this Form and a Notice of Conditional Retraction, duly completed to Equity Financial Trust Company at the address set out in note 9 below with a note saying, for example, “Share certificate(s) to follow” and arrange for the share certificate(s) to be forwarded to Equity Financial Trust Company at the address set out in note 9 below as soon as possible thereafter. It is helpful for your agent to be informed of the full terms of the Offer (unless he is in a Restricted Jurisdiction). No consideration due under the Offer will be paid or delivered unless share certificate(s) and/or document(s) of title, is/are received by Equity Financial Trust Company.

6.	If your share certificate(s) has/have been lost

Complete this Form and a Notice of Conditional Retraction and by no later than 3.00 p.m. London time (10:00 a.m. Toronto time) on 28 March 2012 lodge the completed Form, together with any share certificate(s) available, with Equity Financial Trust Company at the address set out in note 9 below accompanied by a letter stating that you have lost one or more of your certificate(s) and/or other document(s) of title. You should write as soon as possible to Equity Financial Trust Company at the address set out in note 2 above to obtain instructions on the requirements to have the certificate(s) replaced. No acknowledgement of receipt of documents will be given. No consideration due under the Offer will be paid or delivered unless share certificate(s) and/or document(s) of title, or an acceptable indemnity in lieu thereof, is/are received by Equity Financial Trust Company.

7.	If this Form is signed under a power of attorney

FOR UNITED KINGDOM SHAREHOLDERS ONLY: The completed Form, together with the share certificate(s) and/or other document(s) of title, should be lodged with Equity Financial Trust Company at the address set out in note 9 below, accompanied by the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971 or other applicable law). The power of attorney will be noted by Equity Financial Trust Company and returned as directed.

FOR SHAREHOLDERS OUTSIDE OF THE UNITED KINGDOM: The signature(s) on such power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed by an Eligible Institution or in some other manner satisfactory to Equity Financial Trust Company (except that no guarantee is required if the signature is that of an Eligible Institution).

“Eligible Institution” means a Canadian Schedule I chartered bank, a commercial bank or trust company in the United States, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and/or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

8.	If you are not resident in the United Kingdom, Guernsey, Canada or the United States

The attention of Overseas Shareholders (and custodians, nominees or trustees thereof) is drawn to paragraph 5 of Section B of Part 3 of the Offer Document. It is the responsibility of Overseas Shareholders to ensure that they can lawfully accept the Offer before attempting to do so.

9.	Payment of consideration

The consideration due to you under the Offer cannot be sent to you until all relevant documents, properly completed, have been received by post or by hand (during normal business hours only) at Equity Financial Trust Company, Attn: Corporate Actions, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1, as soon as possible, and in any event, so as to be received no later than 3.00 p.m. London time (10.00 a.m. Toronto time) on 28 March 2012.

10.	Partial Deposits

Please note that a Notice of Conditional Retraction will be deemed null and void if the Form is not provided in respect of all CryptoLogic Shares underlying the Exchangeable Shares subject to the Notice of Conditional Retraction.

11.	U.S. Federal Backup Withholding

Under current U.S. federal income tax law, the Receiving Agent (as payer) may be required under the backup withholding rules to withhold a portion of any payments made to certain holders of CryptoLogic Shares (or other payees) pursuant to the Offer (at a rate of 28%). Backup withholding may apply to a holder that (i) completes Box 3 of this Form of Acceptance with an address in the United States or has a registered address in United States and in either case does not insert in Box 5 of this Form of Acceptance the name and address of a person or agent outside of the United States to whom the consideration under the Offer, and returned documents, should be sent; (ii) inserts in Box 5 of this Form of Acceptance the name and address of a person or agent in United States; or (iii) returns this Form of Acceptance in an envelope postmarked in, or that otherwise appears to Amaya or its agents to have been sent from, the United States. To avoid backup withholding, each tendering holder of CryptoLogic Shares must timely provide the Receiving Agent with the holder’s correct taxpayer identification number (“TIN”) on Internal Revenue Service (“IRS”) Form W-9, attached hereto (or available from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS website at http://www.irs.gov), or otherwise establish a basis for exemption from backup withholding. Certain holders (including, among others, all corporations and certain non-U.S. persons) are exempt from these backup withholding requirements. U.S. persons that are exempt holders of CryptoLogic Shares should furnish their TIN, check the box labeled “Exempt from backup withholding”, and sign, date and send the IRS Form W-9 to the Receiving Agent. Foreign persons, including entities, may qualify as exempt recipients by submitting to the Receiving Agent a completed IRS Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to that stockholder’s foreign status. The applicable IRS Form W-8BEN can be obtained from the IRS or from the Receiving Agent. See IRS Form W-9 attached hereto for additional information.

If backup withholding applies, the Receiving Agent is required to withhold on any payments made to the holder of CryptoLogic Shares (or other payee). Backup withholding is not an additional tax. A holder of CryptoLogic Shares subject to the backup withholding rules will be allowed a credit of the amount withheld against such holder’s U.S. federal income tax liability, and, if backup withholding results in an overpayment of tax, such holder may be entitled to a refund, provided the requisite information is furnished to the IRS in a timely manner.

Forms of Acceptance should be received by Equity Financial Trust Company as soon as possible and in any event by 3.00 p.m. London time (10:00 a.m. Toronto time) on 28 March 2012.

If you are in any doubt as to how to fill in this Form, please telephone Boudicca Proxy Consultants between the hours of 9.00 a.m. and 1.00 am. London time (4.00 a.m. and 8.00 p.m. Toronto time), Monday to Friday: (1) from Canada or the United States toll-free at 1-800-965-5871; and (2) from elsewhere in the world at +44 203 051 4260 (charged at national rates). Alternatively, you may email your enquiries to info@boudiccaproxy.com.

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
Check appropriate box for federal tax classification:
	☐	Individual/sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
	☐	Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶									☐	Exempt payee
	☐	Other (see instructions) ▶
	Address (number, street, and apt. or suite no.)									Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.	Social security number

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.	Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity,

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Form W-9 (Rev. 12-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/ disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/ disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for…	THEN the payment is exempt for…

Interest and dividend payments	All exempt payees except for 9

Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 5

Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011)	Page 4

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]

5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]

6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner

8.	A valid trust, estate, or pension trust	Legal entity [4]

9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

11.	Partnership or multi-member LLC	The partnership

12.	A broker or registered nominee	The broker or nominee

13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.